UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018 (May 3, 2018)

RYMAN HOSPITALITY PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Gaylord Drive Nashville, Tennessee		37214
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 3, 2018, Ryman Hospitality Properties, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the record date for the Annual Meeting, there were 51,214,565 shares of the Company’s common stock outstanding and entitled to vote on all matters presented to the Company’s stockholders at the Annual Meeting. Holders of 46,702,758 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on three of the four proposals included in the Company’s proxy statement for the Annual Meeting, as noted below. Each proposal is described more fully in the Company’s proxy statement for the Annual Meeting. The matters submitted to a vote of security holders at the Annual Meeting were as follows:

MANAGEMENT PROPOSALS:

1. Election to the Company’s Board of Directors of the following nine director nominees:

	For	Against	Abstain	Broker Non-Votes
Michael J. Bender	41,352,407	699,272	11,431	4,639,648
Rachna Bhasin	41,516,043	535,215	11,852	4,639,648
Alvin Bowles Jr.	41,496,753	553,959	12,398	4,639,648
Ellen Levine	41,713,452	339,076	10,582	4,639,648
Fazal Merchant	41,992,668	55,992	14,450	4,639,648
Patrick Q. Moore	41,411,430	640,216	11,464	4,639,648
Robert S. Prather, Jr.	41,231,665	819,790	11,655	4,639,648
Colin V. Reed	41,304,512	697,322	61,276	4,639,648
Michael I. Roth	34,940,714	7,110,390	12,006	4,639,648

2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s 2018 proxy statement (i.e., “say-on-pay”):

For	Against	Abstentions	Broker Non-Votes
40,184,086	1,818,453	60,571	4,639,648

3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year:

For	Against	Abstentions
45,810,946	875,446	16,366

STOCKHOLDER PROPOSAL:

4. The stockholder proposal requesting that the Company effect a tax-deferred spin-off of the Company’s Entertainment business into a separate publicly-traded C-corporation was withdrawn by the stockholder proponent prior to the Annual Meeting and was therefore not voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYMAN HOSPITALITY PROPERTIES, INC.

Date: May 4, 2018	By:	/s/ Scott Lynn
	Name:	Scott Lynn
	Title:	Senior Vice President, General Counsel and Secretary